Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Tara Mineral Corp.  (the “Company”) on Form 10-K for the period ending October 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Francis Richard Biscan, Chief Executive Officer and Clifford A. Brown, Chief Financial Officer of the Company, respectively, do certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his and her knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Francis Richard Biscan

President and Chief Executive Officer

January 28, 2009

/s// Clifford A. Brown

Chief Financial Officer

January 28, 2009